EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Moreal Chu and Starcia Chang, hereby jointly certify as follows:

         (a) They are the President and General Manager and the Chief Financial Officer, respectively, of Visual Frontier, Inc. (the "Company");

         (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


                                        By: /s/ Moreal Chu
                                            ------------------------------------
                                            Name: Moreal Chu
                                            Title: President and General Manager

                                        Date: November 19, 2003



                                        By: /s/ Starcia Chang
                                            ------------------------------------
                                            Name:  Starcia Chang
                                            Title: Chief Financial Officer

                                        Date: November 19, 2003